SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2001


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
               (Exact name of registrant as specified in charter)


                        Commission File Number 000-30123


            Delaware                                       58-2004779
(State or other jurisdiction of                (IRS Employer Identification No.)
       incorporation)


   660 Hembree Parkway, Suite 106
              Roswell, Georgia                           30076
 (Address of principal executive offices)              (Zip Code)




        Registrant's telephone number including area code (770) 442-9707



  (Former name or former address, if changed since last report) Not Applicable

Item 5. Other Events

     On January 21, 2001, First Horizon Pharmaceutical Corporation (the "Company") entered into a Manufacturing and Supply Agreement (the "Agreement") with Mikark, Inc. to manufacture and supply Robinul and Robinul Forte for the Company after it became qualified under applicable regulations. Mikart has received such qualification and began supplying Robinul and Robinul Forte to the Company under the Agreement on December 3, 2001. The term of the Agreement is five years from the date that Mikart received approval to manufacture the product plus renewal terms of one year until either party elects not to renew. The Agreement requires that the Company purchase certain minimum designated quantities.

Item 7. Financial Statements and Exhibits

     Not Applicable

Item (c) Exhibits:

10 Manufacturing and Supply Agreement dated January 21, 2001 between First Horizon Pharmaceutical Corporation and Mikart, Inc.




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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST HORIZON PHARMACEUTICAL CORPORATION



Date:  December 13, 2001          By: /s/ Balaji Venkataraman
                                      -----------------------------------------
                                      Balaji Venkataraman
                                      Vice-President and Chief Financial Officer





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